Exhibit 3.119

*050102* Exhibit 3.119 ROSS MILLER Secretary of state 204 North Carson Street, Suite 4 Carson City, Nevada 89701-4520 (775)684 5708 Website: www.nvsos.gov Filed in the office of Document Number 20110696699-19 Ross Miller Secretary of State State of Nevada Filing Date and Time 09/27/2011 11:54 AM Entity Number E0533402011-9 Articles of Organization Limited-Liability Company (PURSUANT TO NRS CHAPTER 86) USE BLANK INK ONLY – DO NOT HIGHLIGHT (This document was filed electronically.) ABOVE SPACE IS FOR OFFICE USE ONLY 1. Name of Limited. Liability Company; (must contain approved limited-liability company wording; see instructions) SILVERADA HEALTH HOLDINGS LLC Check box if a series Limited-Liability Company Check box if a Restricted Limited-Liability Company 2. Registered Agent for Service of Process: (check only one box) Commercial Registered Agent: National Registered AGE – SEE ATTACHED Name Noncommercial Registered Agent OR Office or Position with Entity (name and address below) (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity Nevada Street Address City Zip Code Nevada Mailing Address (If different from street address) City Zip Code 3. Dissolution Date: (optional) Latest date upon which the company is to dissolve (if existence is not perpetual): 4, Management: (required) Company shall be managed by: Manager(s) OR Member(s) (check only one box) 5. Name and Address of each Manager or Managing Member: (attach additional page If more than 3) 1) The Ensign Group, Inc. Name 27101 Puerta Real, Ste 450 Mission Viejo CA 92691 Street Address City State Zip Code 2) Name Street Address City State Zip Code 3) Name Street Address City State Zip Code 6. Name, Address and Signature of Organizer: (attach additional page if more than 1 organizer) DOYNA DARDON DOYNA DARDON Name Organizer Signature 27101 Puerta Real Ste 450 Mission Viejo CA 92691 Address City State Zip Code 7, Certificate of Acceptance of Appointment of Registered Agent: I hereby accept appointment as Registered Agent for the above named Entity. NATIONAL REGISTERED AGENTS, INC. OF NV 9/27/2011 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date Nevada Secretary of State NRS 86 DLLC Articles Revised: 9-9-10 This form must be accompanied by appropriate fees.

Exhibit 3.119

Exhibit 3.119 Articles of Organization (PURSUANT TO NRS CHAPTER 86) CONTINUED Includes data that is too long to fit in the fields on the NRS 86 Form and all additional managers and organizers ENTITY NAME: SILVERDA HEALTH HOLDINGS LLS FOREIGN NAME Not Applicable TRANSLATION: REGISTERED NATIONAL REGISTERED AGENTS, INC, OF NV AGENT NAME: STREET Not Applicable ADDRESS: MAILING Not Applicable

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND STATE BUSINESS LICENSE APPLICATION OF: ENTITY NUMBER SILVERDA HEALTHCARE HOLDINGS LLC E0533402011-9 NAME OF LIMITED-LIABILITY COMPANY FOR THE FILING PERIOD OF SEP, 2014 TO SEP, 2015 *100401* USE BLACK INK ONLY-DO NOT HIGHLIGHT **YOU MAY FILE THIS FORM ONLINE AT www.nvsllverflume.gov*” Return one file stamped copy. (if filing not accompanied by order instructions, file stamped copy will be sent to registered agent.) Filed in the office of Document Number 20140485837-82 Ross Miller Secretary of State State of Nevada Filing Date and Time 07/03/2014 12:13 PM Entity Number E0533402011-9 (This document was filed electronically.) ABOVE SPACE IS FOR OFFICE USE ONLY IMPORTANT: Read instructions before completing and returning this form. 1. Print or type names and addresses, either residence or business, for all manager or managing ROSS Miller members A Manager, or if none, a Managing Member of the LLC rnust sign the form. FORM WILL BE RETURNED IF UNSIGNED. 2. If there are additional managers or managing members, attach a list or them to this form. 3. Return completed form with the fee of $125.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list far the previous year. State business license fee is $200.00 Effective 2/1/2010, $100 00 must be added for failure to file form by deadline. Make your check payable to the Secretary of State 6 Ordering Copies: if requested above, one file stamped copy will be returned at no additional charge To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order. Return the completed form to; Secretary of State, 202 North Carson Street. Carson City. Nevada 89701-4201. (775) 684-5708. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing. ANNUAL LIST FILING FEE: 5125.00 LATE PENALTY: $75.00 (if filing late) BUSINESS LICENSE FEE: $200.00 LATE PENALTY $100.00 (if filing late) CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW NRS 76.020 Exemption Codes Pursuant to NRS Chapter 76, this entity is exempt from the business license tee. Exemption code: 001—Governmental Entity 005-Motion Picture Company 006—NRS 680B.O20 Insurance Co. NOTE: If claiming an exemption a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result In rejection, which could result in late fees. NAME CTR PARTNERSHIP, L.P. MANAGER OR MANAGING MEMBER ADDRESS CITY STATE ZIP CODE 27101 PUERTA REAL, SUITE 400 , USA MISSION VIEJO CA 92691 NAME MANAGER OR MANAGING MEMBER ADDRESS CITY STATE ZIP CODE NAME MANAGER OR MANAGING MEMBER ADDRESS CITY STATE ZIP CODE NAME MANAGER OR MANAGING MEMBER ADDRESS CITY STATE ZIP CODE None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent Intent of concealing the Identity of any person or persons exercising the power or authority of a manager or managing member In furtherance of any unlawful conduct. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239,330, it is a category C felony to knowingly offer any false or forged instrument for tiling in the Office of the Secretary of State, WILLIAM WAGNER Title Date CHIEF FINANCIAL OFFICER 7/3/2014 12:13:35 PM Signature of Manager, Managing Member or Other Authorized Signature Nevada Secretary of State List ManorMem Revised: 8-8-13